EXHIBIT 10.53
CONFIDENTIAL TREATMENT
CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT
Supplemental Agreement No. 20
to
Purchase Agreement No. 2191
between
The Boeing Company
and
COPA Holdings, S.A., Inc.
Relating to Boeing Model 737 Aircraft
THIS SUPPLEMENTAL AGREEMENT No. 20 (“Supplemental Agreement 20”) is entered into as of November 19, 2009 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and COPA HOLDINGS, S.A., INC. (Customer);
WHEREAS, the parties hereto entered into Purchase Agreement No. 2191 dated November 25, 1998 , (as amended and supplemented and together with all exhibits, schedules and letter agreements pertaining thereto, the “Purchase Agreement”), relating to Boeing Model 737-7V3 and 737-8V3 aircraft (collectively, the “Aircraft” and each an “Aircraft”);
WHEREAS, **Material Redacted**;
WHEREAS, **Material Redacted**.
WHEREAS, Customer and Boeing have agreed **Material Redacted**; and,
WHEREAS, Customer and Boeing have agreed that **Material Redacted**;
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:
1. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.
2. The “Table of Contents” of the Purchase Agreement is revised to reflect the changes made by this Supplemental Agreement and a copy of such Table of Contents, as so revised is attached hereto.
3. Table 1-10A entitled “Aircraft Delivery, Description, Price and Advance Payments”, is revised so as to: **Material Redacted**. Table 1-10A as amended in accordance with this paragraph 3 is attached hereto.

PA No. 2191	SA No. 20
Nov 2009

CONFIDENTIAL TREATMENT
4. Table 1-10B entitled “Aircraft Delivery, Description, Price and Advance Payments for Exercised Options”, is revised so as to: (A) **Material Redacted**; (B) **Material Redacted** and (C) add at the bottom the following note, “**Material Redacted**. The revised Table 1-10B as amended in accordance with this paragraph 4 is attached hereto.
5. **Material Redacted**
6. Letter Agreement 6-1162-RLL-3958R1, Option Aircraft, is revised so as to **Material Redacted**. The revised Letter Agreement 6-1162-RLL-3958R2 is attached hereto.
7. Letter Agreement 2191-03, Seller Purchased Agreement, is revised to **Material Redacted**. The revised Letter Agreement 2191-034R1 is attached hereto.
8. Attachments A and B were inadvertently left out of the signed original of Letter Agreement 6-1162-KSW-6419, **Material Redacted**. Letter Agreement 6-1162-KSW-6419 including Attachments A and B is attached hereto.
9. **Material Redacted**
10. **Material Redacted**
The Purchase Agreement will be deemed to be supplemented and revised to the extent herein provided as of the date hereof and as so supplemented and revised will continue in full force and effect.
Boeing and Customer have each caused this Supplemental Agreement to be duly executed as of the day and year first written above.

THE BOEING COMPANY			COPA HOLDINGS, S.A.

By:			By:

	Its:	Attorney-In-Fact		Its:	Chief Executive Officer

PA No. 2191	SA No. 20
Nov 2009

CONFIDENTIAL TREATMENT
TABLE OF CONTENTS

SA
NUMBER
ARTICLES

1.	Quantity, Model and Description	SA 3

2.	Delivery Schedule

3.	Price

4.	Payment	SA 3

5.	Miscellaneous

TABLE

1-1	Aircraft Information Table for Model 737-7V3 Aircraft	SA 4
1-2	Aircraft Information Table for Model 737-8V3 Aircraft	SA 5
1-3	Aircraft Information Table for Model 737-7V3 Aircraft	SA 7
1-4	Aircraft Information Table for Model 737-7V3 Aircraft	SA 13
1-5	Aircraft Information Table for Model 737-8V3 Aircraft	SA 13
1-6	Aircraft Information Table for Model 737-8V3 Aircraft	SA 20
1-7	Aircraft Information Table for Model 737-8V3 Aircraft Option Aircraft	SA 13
1-8	Aircraft Information Table for Model 737-8V3 Aircraft	SA 16
1-9	Aircraft Information Table for Model 737-8V3 Aircraft	SA 19
1-10	Aircraft Information Table for Model 737-8V3 Aircraft	SA 20
1-11	Aircraft Information Table for Model 737-8V3 Option Aircraft	SA 20

EXHIBIT

A-1	Aircraft Configuration for Model 737-7V3 Aircraft	SA 3
A-2	Aircraft Configuration for Model 737-8V3 Aircraft	SA 3
A-3	Aircraft Configuration for Model 737-8V3 Aircraft	SA 18

B.	Aircraft Delivery Requirements and Responsibilities	SA 3

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment Airframe and Optional Features	SA 10

BFE1.	BFE Variables	SA 18

CS1.	Customer Support Variables	SA 3

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

PA No. 2191	SA No. 20
Nov 2009

i

CONFIDENTIAL TREATMENT

SA
NUMBER
LETTER AGREEMENTS

2191-01	Demonstration Flight Waiver
2191-02	Escalation Sharing
2191-03	Seller Purchased Equipment
2191-03R1	Seller Purchased Equipment	SA-20

RESTRICTED LETTER AGREEMENTS

6-1162-DAN-0123	Performance Guarantees
6-1162-DAN-0124	Special Matters
6-1162-DAN-0155	Airframe Escalation Revision
6-1162-DAN-0156	Year 2000 Ready Software, Hardware and Firmware
6-1162-DAN-0157	Miscellaneous Matters
6-1162-MJB-0017	Special Matters
6-1162-MJB-0030	Special Matters
6-1162-LAJ-874R	Special Matters	SA 5
6-1162-LAJ-874R1	Special Matters	SA 6
6-1162-LAJ-874R2	Special Matters	SA 7
6-1162-LAJ-982	Special Matters	SA 8
6-1162-LAJ-982R3	Special Matters	SA 11
6-1162-RLL-3852	737-800 Performance Guarantees	SA 9
6-1162-LAJ-982R4	Special Matters	SA 13
6-1162-RLL-3958	737-8V3 Option Aircraft	SA 13
6-1162-RLL-3958R1	737-8V3 Option Aircraft	SA 18
6-1162-RLL-3958R1	737-8V3 Option Aircraft	SA 18
6-1162-RLL-3958R2	737-8V3 Option Aircraft	SA 20
6-1162-LAJ-982R5	Special Matters	SA 16
6-1162-LAJ-982R6	Special Matters	SA 17
6-1162-LAJ-982R7	Special Matters	SA 18
**Material Redacted**
6-1162-RLL-4092	Advance Payment Matters for Aircraft Listed in Table 1-9	SA 17
6-1162-KSW-6417	Boeing Offer Related to New Interior	SA 18
6-1162-KSW-6419	**Material Redacted**	SA 20

PA No. 2191	SA No. 20
Nov 2009

ii

CONFIDENTIAL TREATMENT

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	June 29, 2001
Supplemental Agreement No. 2	December 21, 2001
Supplemental Agreement No. 3	June 14, 2002
Supplemental Agreement No. 4	December 20, 1002
Supplemental Agreement No. 5	October 31, 2003
Supplemental Agreement No. 6	September 9, 2004
Supplemental Agreement No. 7	December 9, 2004
Supplemental Agreement No. 8	April 15, 2005
Supplemental Agreement No. 9	March 16, 2006
Supplemental Agreement No. 10	May 8, 2006
Supplemental Agreement No. 11	August 30, 2006
Supplemental Agreement No. 12	February 26, 2007
Supplemental Agreement No. 13	April 23, 2007
Supplemental Agreement No. 14	August 31, 2007
Supplemental Agreement No. 15	February 21, 2008
Supplemental Agreement No. 16	June 30, 2008
Supplemental Agreement No. 17	December 15, 2008
Supplemental Agreement No. 18	July 15, 2009
Supplemental Agreement No. 19	August __, 2009
Supplemental Agreement No. 20	November __, 2009

PA No. 2191	SA No. 20
Nov 2009

iii

CONFIDENTIAL TREATMENT
Table 1-10A
Aircraft Information Table for Model 737-8V3 Aircraft
Delivery, Description and Advance Payments

Airframe Model/MTOW:	737-800	174200 pounds	Detail Specification:
Engine Model/Thrust:	CFM56-7B26	26400 pounds	Airframe Price Base Year/Escalation Formula:	Jul-08	ECI-MFG/CPI
Airframe Price:		**Material Redacted**	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		**Material Redacted**

Sub-Total of Airframe and Features:		**Material Redacted**	Airframe Escalation Data:
Engine Price (Per Aircraft):		**Material Redacted**	Base Year Index (ECI):	103.1
Aircraft Basic Price (Excluding BFE/SPE):		**Material Redacted**	Base Year Index (CPI):	208.2

Buyer Furnished Equipment (BFE) Estimate:		**Material Redacted**
Seller Purchased Equipment (SPE) Estimate:		**Material Redacted**
Refundable Deposit/Aircraft at Proposal Accept:		**Material Redacted**

Escalation
					Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
		Escalation			Adv Payment			21/18/12/9/6
Delivery	Number of	Factor	Serial		Base	At Signing	24 Mos.	Mos.	Total
Date	Aircraft	(Airframe)	Number	Escalation	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
Total:	**Material Redacted**

PA No. 2191	SA No. 20
Nov 2009

i

CONFIDENTIAL TREATMENT
Table 1-11
Aircraft Information Table for Model 737-8V3 Option Aircraft
Delivery, Description and Advance Payments

Airframe Model/MTOW:	737-800	174200 pounds	Detail Specification:
Engine Model/Thrust:	CFM56-7B26	26400 pounds	Airframe Price Base Year/Escalation Formula:	Jul-08	ECI-MFG/CPI
Airframe Price:		**Material Redacted**	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		**Material Redacted**

Sub-Total of Airframe and Features:		**Material Redacted**	Airframe Escalation Data:
Engine Price (Per Aircraft):			Base Year Index (ECI):	103.1
Aircraft Basic Price (Excluding BFE/SPE):		**Material Redacted**	Base Year Index (CPI):	208.2

Buyer Furnished Equipment (BFE) Estimate:		**Material Redacted**
Seller Purchased Equipment (SPE) Estimate:		**Material Redacted**

Non-Refundable Deposit/Aircraft at Def Agreemt:		**Material Redacted**

					Escalation	Advance Payment Per
					Estimate	Aircraft (Amts. Due/Mos.
		Escalation			Adv Payment	Prior to Delivery):		21/18/12/9/6
Delivery	Number of	Factor			Base	At Signing	24 Mos.	Mos.	Total
Date	Aircraft	(Airframe)	Serial Number	Escalation	Price Per A/P	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
Total:	**Material Redacted**

PA No. 2191	SA No. 20
Nov 2009

i

CONFIDENTIAL TREATMENT

Boeing Commercial Airplanes P.O. Box 3707 Seattle, WA 98124-2207

2191-03R1
COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1
Panama

Subject:	Seller Purchased Equipment

Reference:	Purchase Agreement No. 2191 (as supplemented and amended the Purchase Agreement) between The Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737-7V3 aircraft (the Aircraft)
This Letter Agreement amends and supplements the Purchase Agreement and cancels and supercedes Letter Agreement 2191-03. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Definition of Terms:
**Material Redacted**
1.	Price.
Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.
Aircraft Price. **Material Redacted**

2.	**Material Redacted**

3.	**Material Redacted**

4.	**Material Redacted**

5.	**Material Redacted**

6.	**Material Redacted**
P.A. 2191
SA-20
Option Aircraft
11/09

CONFIDENTIAL TREATMENT
COPA HOLDINGS, S.A
6-1162-RLL-3958R2
7.	**Material Redacted**

8.	**Material Redacted**
Very truly yours,
THE BOEING COMPANY

By:

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: , 2009

COPA HOLDINGS, S.A.

By:

Its

P.A. 2191	SA-20
Option Aircraft	11/09

2

CONFIDENTIAL TREATMENT

Boeing Commercial Airplanes P.O. Box 3707 Seattle, WA 98124-2207

6-1162-RLL-3958R2
COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1, Panama

Subject:	Option Aircraft

Reference:	Purchase Agreement No. 2191 (the Purchase Agreement) between The Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737 aircraft (the Aircraft)
This Letter Agreement amends the Purchase Agreement and supersedes and replaces in its entirety Letter Agreement 6-1162-RLL-3958R1. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
**Material Redacted**
1.	Aircraft Description and Changes
1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in Table 1-11.
1.2 Changes: The Detail Specification will be revised to include:
(i)	Changes applicable to the basic Model 737 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii)	Changes required to obtain required regulatory certificates; and

(iii)	Changes mutually agreed upon.
P.A. 2191
SA-20
Option Aircraft
11/09

CONFIDENTIAL TREATMENT
COPA HOLDINGS, S.A
6-1162-RLL-3958R2
2. Price
2.1	The pricing elements of the Option Aircraft are listed Table 1-11.

2.2	Price Adjustments.
2.2.1 Optional Features. The price for Optional Features selected for the Option Aircraft will be adjusted to Boeing’s current prices as of the date of execution of the definitive agreement for the Option Aircraft.
2.2.2 Escalation Adjustments. The Airframe Price and the price of Optional Features for Option Aircraft will be escalated on the same basis as the Aircraft, and will be adjusted to Boeing’s current escalation provisions as of the date of execution of the definitive agreement for the Option Aircraft.
2.2.3 Base Price Adjustments. The Airframe Price of the Option Aircraft will be adjusted to Boeing’s current price as of the date of execution of the definitive agreement for the Option Aircraft.
3. Payment.
3.1 Customer will pay a deposit to Boeing in the amount shown in Table 1-11 for each Option Aircraft (Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft.
3.2 Following option exercise, advance payments in the amounts and at the times listed in Table 1-11 will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

P.A. 2191	SA-20
Option Aircraft	11/09

2

CONFIDENTIAL TREATMENT
COPA HOLDINGS, S.A
6-1162-RLL-3958R2
4.	Option Exercise.
4.1 Customer may exercise an option by giving written notice to Boeing on or before the **Material Redacted** in Table 1-11 (Option Exercise Date). For the two Quarterly Options delivering in 2012 written notice of the Option Exercise **Material Redacted**.
4.2	**Material Redacted**.
5.	**Material Redacted**.

6.	Contract Terms.
Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon. In the event the parties have not entered into a definitive agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. If Customer and Boeing fail to enter into such definitive agreement, Boeing will retain the Deposit for that Option Aircraft.

P.A. 2191	SA-20
Option Aircraft	11/09

3

CONFIDENTIAL TREATMENT
COPA HOLDINGS, S.A
6-1162-RLL-3958R2
Very truly yours,
THE BOEING COMPANY

By:

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: , 2009

COPA HOLDINGS, S.A., INC.

By:

Its

Attachment — Table 1-11

P.A. 2191	SA-20
Option Aircraft	11/09

4

CONFIDENTIAL TREATMENT
6-1162-KSW-6419
COPA HOLDINGS, S.A., INC.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1, Panama

Subject:	**Material Redacted**

Reference:	**Material Redacted**
**Material Redacted**
Recitals:
**Material Redacted**
Agreement:
1.	**Material Redacted**

2.	**Material Redacted**

3.	**Material Redacted**

4.	**Material Redacted**

5.	**Material Redacted**
6. The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
Very truly yours,
THE BOEING COMPANY

By:

Its Attorney-In-Fact

CONFIDENTIAL TREATMENT
COPA HOLDINGS, S.A., INC.
6-1162-KSW-6419

ACCEPTED AND AGREED TO this

Date: , 2009

COPA HOLDINGS, S.A., INC.

By:

Its

P.A. No. 2191	SA-18
Fixing_Escalation_Factors
07/09
Boeing Proprietary

CONFIDENTIAL TREATMENT

Attachment A to Letter Agreement 6-1162-KSW-6419
**Material Redacted**
**Material Redacted**

P.A. No. 2191	SA-18

Fixing_Escalation_Factors	07/09
Boeing Proprietary

CONFIDENTIAL TREATMENT
Boeing Commercial Airplanes
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

Reference:	Purchase Agreement No. 2191 dated as of November 25, 1998, between The Boeing Company (Boeing) and COPA HOLDINGS, S.A., INC. (the Purchase Agreement)

Attention:	Vice President — Contracts Mail Code 21-34
**Material Redacted**
THE BOEING COMPANY

By:

Its Attorney-in-Fact

Dated

P.A. No. 2191	SA-18
Fixing_Escalation_Factors	07/09
Boeing Proprietary